Item 1: Report to Shareholders

Maryland Tax-Free Bond Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Maryland tax-free securities produced returns that generally tracked their taxable counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term Maryland municipal securities maintained a significant performance advantage over short-term issues.

MARKET ENVIRONMENT

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized GDP growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, municipal money market and short-term yields rose in tandem with the fed funds rate in the last six months. However, long-term bond rates declined, resulting in a flatter municipal yield curve and outperformance of long-term municipal securities over their shorter-term rivals. The taxable bond market experienced the same trends; municipal and taxable bond returns as measured by the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85% for the past six months.

Tobacco bonds were top performers since February, as yields in this industry fell to their lowest levels on record. Overall, BBB and lower-rated bond returns were notably better than the high-quality broad municipal index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

Nationally, new municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts were mostly higher than expected, strengthening the general obligation sector as overall state finances improved. Although demand for munis from individual investors remains lukewarm given the low interest rate environment, institutional demand—particularly from hedge funds and other nontraditional buyers of municipal securities—has picked up the slack. Overall, municipals are in high demand despite the near-record supply and low yields.

MARYLAND MARKET NEWS

Maryland’s economic recovery remains strong compared with the national averages. The state added 58,000 net new jobs, an increase of 2.3%, between June 2004 and June 2005. This was much better than the comparable national increase of 1.7% for the same period. In June 2005, Maryland’s unemployment rate was 4.3%, also much better than the 5.0% national unemployment rate. The state also ranked highly in per capita personal income, advancing one step to fourth in the nation.

For fiscal year 2005 (ended June 30, 2005), Maryland’s actual general fund revenues outperformed estimates by 4%, posting a 13% year-over-year gain. All major sources of revenue (personal and corporate income taxes, sales, and use taxes) showed healthy increases indicating the broad nature of Maryland’s participation in the recovering national economy. At the end of fiscal 2005, the state’s undesignated general fund balance was an estimated $603 million, a healthy 5% of general fund revenues. While the fiscal 2006 budget has been balanced, approximately $571 million of prior-year carryforwards were used to close a structural gap. We will continue to monitor closely how Maryland resolves this gap in future budget years. In comparison with other states, Maryland’s reserve position is strong, and we take comfort in the state’s long history of responsible stewardship. Maryland’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s, S&P, and Fitch, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGIES

Maryland Tax-Free Money Fund

The Maryland Tax-Free Money Fund returned 0.93% for the six-month period ended August 31, 2005, marginally outperforming the Lipper Other States Tax-Exempt Money Market Funds Average. For the 12-month period, your fund’s 1.47% gain was also slightly ahead of the Lipper peer group.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Tax-Free Money Fund	0.93%	1.47%
Lipper Other States Tax-Exempt
Money Market Funds Average	0.90%	1.42%

Money fund investors continue to benefit from the Federal Reserve’s steady tightening, which pushed money fund yields substantially higher over the past six months. Since our February report, your fund’s seven-day simple dividend yield rose 61 basis points (0.61%) to 1.98% from 1.37%. Fund yields should continue rising until the Fed signals an end to this round of interest rate increases.

PORTFOLIO CHARACTERISTICS

Periods Ended	2/28/05%	8/31/05%
Price Per Share	$1.00%	$1.00%

Dividends Per Share
For 6 months	0.005%	0.009%
For 12 months *	0.008%	0.015%

Dividend Yield (7-Day Simple) **	1.37%	1.98%

Weighted Average Maturity (days)	30%	25%
** 12-month dividends may not equal the combined six-month
** figures due to rounding.
** Dividends earned for the last seven days of each period are
** annualized and divided by the fund’s net asset value at the end
** of the period.
Note: A money fund’s yield more closely reflects its current earn-
ings than does the total return.

While the money market yield curve pushes higher with each Fed tightening, recent market action suggests we may be closing in on the Fed’s target rate. Notably, the money market yield curve is flatter than at our last report. One-year Libor (a taxable benchmark) has moved 67 basis points higher to 4.24% from 3.57%, but its spread versus the overnight fed funds rate is narrower—about 65 basis points at the end of the reporting period versus 110 basis points in February—suggesting investors believe rates won’t go much higher.

Municipal rates are higher as well, though the favorable yield relationship versus taxable money markets, which typified the past few years, has begun to dissipate. Municipal overnight and seven-day variable rates were about 75 basis points higher versus the prior six months, yielding on average 2.35% . One-year note yields increased 55 basis points over the same period, and ended August yielding 2.95%.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets%
	2/28/05%	8/31/05%
Educational Revenue	16.5%	18.0%
General Obligation – Local	20.6%	16.9%
Life Care/Nursing Home Revenue	16.9%	16.6%
Housing Finance Revenue	12.6%	9.1%
Hospital Revenue	10.8%	8.1%
Dedicated Tax Revenue	2.1%	6.0%
Air and Sea
Transportation Revenue	0.0%	2.4%
General Obligation – State	4.5%	1.6%
Other Assets	16.0%	21.3%
Total	100.0%	100.0%

For much of the past six months, fund strategy was dictated by our belief that yields on most longer-dated maturities did not fully reflect the impact of further Fed tightening. In March and April we sought to overweight our investments in the short end of the yield curve. The market’s vacillations in May presented us with the opportunity to lock in attractive yields in slightly longer maturities out to about 90 days, allowing us to avoid the seasonal volatility in variable-rate securities that we typically experience in June and July. For the remainder of the period, we avoided buying longer-dated maturities because demand for Maryland paper pushed yields lower than we deemed appropriate, given our interest rate outlook.

The near-term outlook for interest rates has become much less certain due to Hurricane Katrina and its potential impact on the economy. The portfolio’s defensive 25-day weighted average maturity reflects these concerns. However, we expect to extend the fund’s maturity in the coming months as opportunities present themselves and greater clarity about the economy develops.

Maryland Short-Term Tax-Free Bond Fund

The Maryland Short-Term Tax-Free Bond Fund returned 0.88% and 0.71% for the 6- and 12-month periods ended August 31, 2005, respectively. The portfolio’s results matched the Lipper Short Municipal Debt Funds Average for the past six months but trailed for the year. Short-term bonds fared poorly as rates rose in conjunction with a rising federal funds rate. Money market funds did better, as they were more able to quickly take advantage of higher short-term rates. Long-term funds also performed well because long-term rates actually fell in the face of the Federal Reserve’s tightening. Going forward, returns should be more in line with their historical averages.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Short-Term
Tax-Free Bond Fund	0.88%	0.71%
Lipper Short Municipal
Debt Funds Average	0.88%	1.11%

The fund generated $0.06 of dividend income over the past six months. However, due to steadily rising short-term interest rates, the share price declined a penny. The portfolio’s 2.26% 30-day dividend yield was marginally higher than at the end of the reporting period six months ago, and the 30-day standardized yield to maturity rose substantially to 2.54%.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05%	8/31/05%
Price Per Share	$5.16%	$5.15%
Dividends Per Share
For 6 months	0.05%	0.06%
For 12 months	0.10%	0.11%
30-Day Dividend Yield *	2.03%	2.26%
30-Day Standardized
Yield to Maturity	2.13%	2.54%
Weighted Average
Maturity (years)	2.2%	2.1%
Weighted Average Effective
Duration (years)	2.0%	1.9%
* Dividends earned for the last 30 days of each period indicated
* are annualized and divided by the fund’s net asset value at the
* end of the period.

Over the past six months, we kept a conservative interest rate posture with a target duration that was shorter than our peers. (Duration is a measure of interest rate sensitivity.) We allowed our cash position to grow to approximately 14% as bonds matured over the summer, investing these reserves in a variety of money market instruments. We also systematically invested in five-year notes. These positions served to offset the short nature of our cash equivalents and took advantage of the steepness at the short end of the municipal yield curve. At the end of February, two-year municipals yielded 2.54% versus five-year munis at 3.02%. The portfolio’s barbelled structure enabled us to outperform two-year bonds during the reporting period.

The portfolio’s credit quality remains high. AAA rated securities accounted for 55% of assets at the end of the reporting period, up from 49% six months earlier. Approximately two-fifths of the fund is invested in AA and A rated issues, as was the case six months ago, and BBB credits were unchanged at 4% of total net assets.

The fund’s exposure to several sectors changed rather drastically over the reporting period. We liquidated some of our longer-term general obligation positions to reposition the portfolio down the yield curve. Over the six-month period, we trimmed our state and local general obligation exposure by about 9% and added to our holdings in hospital revenue issues and prerefunded bonds. Much of this shift was a result of purchases in our cash reserve position as many revenue bond issuers are primary providers of cash alternative investments.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets %
	2/28/05%	8/31/05%
General Obligation – Local	31.3%	26.7%
Hospital Revenue	10.5%	14.6%
Prerefunded Bonds	8.5%	11.0%
Solid Waste Revenue	10.1%	10.4%
General Obligation – State	12.0%	7.7%
Educational Revenue	6.0%	6.1%
Lease Revenue	4.9%	5.6%
Ground Transportation Revenue	3.6%	3.8%
Other Assets and Reserves	13.1%	14.1%
Total	100.0%	100.0%

Looking ahead, we see a better environment for short-term municipal debt. Interest rates are higher and munis are still relatively cheap versus taxable bonds. There were periods in early 2004 when three-year Maryland general obligation bonds were yielding about 1.5%; those rates have since doubled. Short municipals are still trading relatively cheaply versus Treasury and high-grade corporate bonds. For example, we recently purchased three-year University of Maryland revenue bonds at 78% of Treasuries, whereas five or six years ago, those bonds would have traded at 70% of Treasury bonds. We believe the combination of higher interest rates, the possibility of lower intermediate-term municipal bond issuance, and the potential for broader investor interest bodes well for the short-term segment of the municipal market.

Maryland Tax-Free Bond Fund

The Maryland Tax-Free Bond Fund generated a solid 2.68% return for the past six months and 4.74% for the 12-month period ended August 31, 2005. Your fund’s six-month and full-year returns were better than the Lipper peer group’s 2.15% and 3.98% results, respectively. However, because of the low interest rate environment, the portfolio’s one-year performance is still below the fund’s longer-term averages, as shown in the annualized performance table following this letter.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months%	12 Months%
Maryland Tax-Free Bond Fund	2.68%	4.74%
Lipper Maryland Municipal
Debt Funds Average	2.15%	3.98%

Long-term interest rates have trended steadily lower since the Fed began its program of fed funds rate hikes in June last year. However, we are pleased to report that dividend income—$0.24 for the past six months—was a penny more than the dividends paid over the prior six-month period. We continue to make every effort to maintain the portfolio’s dividend stream without compromising our credit standards. At the end of the reporting period, the fund’s 30-day dividend yield was 4.34%, only slightly lower than 4.38% at the end of February 2005, despite lower long-term rates.

For most of the past six months, we aggressively invested in securities at the longer end of the municipal yield curve and benefited from their higher yields. We did so based on our belief that despite historically low rates, the steep municipal curve meant the best value available in the municipal market continued to be long-maturity bonds. As the period progressed and the curve flattened, we moderated this bias, preferring to add bonds in the 10- to 15-year range. As a result, our average maturity declined moderately to 13.4 years at the end of the period.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05%	8/31/05%
Price Per Share	$10.77%	$10.82%
Dividends Per Share
For 6 months	0.23%	0.24%
For 12 months	0.47%	0.47%
30-Day Dividend Yield *	4.38%	4.34%
30-Day Standardized
Yield to Maturity	3.38%	3.53%
Weighted Average
Maturity (years)	14.2%	13.4%
Weighted Average Effective
Duration (years)	5.0%	4.9%
* Dividends earned for the last 30 days of each period indicated
* are annualized and divided by the fund’s net asset value at the
* end of the period.

We targeted a conservative interest rate risk posture and maintained our high credit standards during the period, utilizing our proprietary research to focus our new investments in higher-yielding credits. Nevertheless, at the end of the reporting period, 87% of the portfolio was invested in credits rated A or higher, only slightly lower than our 88% allocation to the top three credit tiers six months ago.

Over the past six months, we made only modest sector allocation adjustments. We added several excellent medium- and lower-rated credits to the portfolio, including debt issued to relocate Good Counsel High School in Montgomery County and bonds issued by Union Hospital in Cecil County. We continue to work hard to diversify in sensible investments across the state. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Some of our prior medium- and lower-rated credits provided a nice performance boost to the fund. Anne Arundel County refunded bonds for the Compass Pointe Golf Course, and the subsequent upgrade benefited results. We also had a large position secured by the Associated Jewish Charities refunded, which further boosted returns. As a result of these and several other refundings, our holdings in prerefunded bonds jumped to 16.9% from 10.2%.

PORTFOLIO DIVERSIFICATION
	Percent of%	Percent of%
	Net Assets%	Net Assets%
	2/28/05%	8/31/05%
Hospital Revenue	17.8%	18.1%
Prerefunded Bonds	10.1	16.9
General Obligation – Local	9.0	11.2
Educational Revenue	10.9	8.5
Escrowed to Maturity	5.4	5.1
Ground Transportation Revenue	5.0	4.7
Housing Finance Revenue	6.4	4.7
Water and Sewer Revenue	3.9	3.9
Other Assets and Reserves	31.5	26.9
Total	100.0%	100.0%

Yield curve positioning continued to be an important factor behind the fund’s good relative returns. Our concentration in longer-maturity bonds served the portfolio well as long-term rates fell and the yield curve flattened. Our best returns came from bonds with longer maturities, while our shorter positions suffered mildly as the Fed lifted short-term rates. Going forward, we expect to moderate our concentration of long-term bonds in anticipation of higher long-term rates.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 20, 2005

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lehman Brothers U.S. Aggregate Index: A broadly diversified index of investment-grade corporate, government, and mortgage securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: Bonds that originally may have been issued as general obligation or revenue bonds but that are now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 8/31/05	1 Year	3/30/01
Maryland Tax-Free Money Fund	1.47%	1.13%
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

Maryland Short-Term Tax-Free Bond Fund	0.71%	2.99%	3.40%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years

Maryland Tax-Free Bond Fund	4.74%	5.98%	5.74%

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE MARYLAND TAX-FREE MONEY FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,009.30	$2.79
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.43	2.80
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND SHORT-TERM TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,008.80	$2.73
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.48	2.75
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.54%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE MARYLAND TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,026.80	$2.45
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.79	2.45
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.48%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
	Simple					Since Inception
Periods Ended 6/30/05	Yield	1 Year	5 Years	10 Years	Inception	Date
Maryland Tax-Free
Money Fund	1.94%	1.25%	—%	—%	1.10%	3/30/01
Maryland Short-Term
Tax-Free Bond Fund	—%	2.04%	3.24%	3.51%	—%	—
Maryland Tax-Free
Bond Fund	—%	7.13%	6.45%	5.87%	—%	—
Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. A money fund’s yield more closely represents its current earnings than does the total return.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$10.77	$11.05	$10.94	$10.64	$10.48	$9.87

Investment activities
Net investment
income (loss)	0.24	0.47	0.47	0.50	0.52	0.53
Net realized and
unrealized gain (loss)	0.05	(0.26)	0.12	0.32	0.15	0.61

Total from
investment activities	0.29	0.21	0.59	0.82	0.67	1.14

Distributions
Net investment income	(0.24)	(0.47)	(0.47)	(0.50)	(0.51)	(0.53)
Net realized gain	–	(0.02)	(0.01)	(0.02)	–	–

Total distributions	(0.24)	(0.49)	(0.48)	(0.52)	(0.51)	(0.53)

NET ASSET VALUE
End of period	$10.82	$10.77	$11.05	$10.94	$10.64	$10.48

Ratios/Supplemental Data
Total return^	2.68%	2.01%	5.57%	7.87%	6.56%	11.87%
Ratio of total expenses to
average net assets	0.48%†	0.48%	0.48%	0.49%	0.49%	0.49%
Ratio of net investment
income (loss) to average
net assets	4.36%†	4.40%	4.38%	4.62%	4.87%	5.24%
Portfolio turnover rate	20.2%†v	21.2%	33.0%	19.4%	18.5%	19.3%
Net assets, end of period
(in millions)	$1,379	$1,293	$1,329	$1,348	$1,229	$1,110

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized.
v	Excludes the effect of the acquisition of the Riggs National Bank – Maryland Tax-Exempt Common Fund’s assets.

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)
MARYLAND 93.0%

Annapolis IDRB, Park Place Project, 5.35%, 7/1/34	2,350	2,396
Anne Arundel County, GO
4.60%, 2/15/15	1,000	1,061
5.00%, 3/1/07	3,300	3,403
5.125%, 7/1/29	2,000	2,159
General Improvement, 5.00%, 3/1/16	6,355	7,055
Water & Sewer
5.00%, 3/1/11	1,350	1,472
5.00%, 3/1/16	1,255	1,393
Anne Arundel County
Farmington Village, 6.25%, 6/1/25	4,082	4,399
National Business Park Project, 7.375%, 7/1/28
(Prerefunded 7/1/10†)	6,479	7,777
Anne Arundel County PCR
Baltimore Gas & Electric
4.10%, 7/1/14	8,250	8,273
6.00%, 4/1/24	1,425	1,443
Baltimore City, GO
Zero Coupon, 10/15/06 (FGIC Insured)	3,100	2,916
7.00%, 10/15/08 (MBIA Insured)	5,190	5,792
7.50%, 10/15/09 (FGIC Insured)	2,635	3,072
Consolidated Public Improvement
Zero Coupon, 10/15/08 (FGIC Insured)	1,785	1,489
Zero Coupon, 10/15/09 (FGIC Insured)	2,170	1,703
Zero Coupon, 10/15/11 (FGIC Insured)	3,525	2,441
5.40%, 10/15/12 (AMBAC Insured)	1,000	1,114
7.00%, 10/15/07 (MBIA Insured)	500	541
Baltimore City
5.25%, 4/1/16 (Escrowed to Maturity) (MBIA Insured)	225	225
COP, 5.25%, 4/1/06 (MBIA Insured)	2,000	2,028
Board of Ed. Administration, COP
5.00%, 4/1/14 (MBIA Insured)	3,635	3,924
5.00%, 4/1/16 (MBIA Insured)	3,825	4,122
Parking
5.25%, 7/1/21 (FGIC Insured)	2,050	2,372
6.00%, 7/1/14 (FGIC Insured)	5,155	6,080
6.00%, 7/1/15 (FGIC Insured)	5,460	6,547
6.00%, 7/1/16 (FGIC Insured)	5,785	6,992
6.00%, 7/1/17 (FGIC Insured)	6,135	7,464
6.00%, 7/1/18 (FGIC Insured)	6,505	7,910
Waste Water
5.60%, 7/1/13 (MBIA Insured)	7,100	8,087
5.625%, 7/1/30 (Prerefunded 7/1/10†) (FSA Insured)	5,000	5,560
Water
5.00%, 7/1/21 (MBIA Insured)	2,150	2,349
5.00%, 7/1/24 (FGIC Insured)	3,095	3,358
5.125%, 7/1/42 (FGIC Insured)	3,755	3,951
5.60%, 7/1/13 (MBIA Insured)	12,200	13,897
5.65%, 7/1/20 (MBIA Insured)	2,000	2,354
5.80%, 7/1/15 (Prerefunded 7/1/12†) (FGIC Insured)	3,350	3,850
6.00%, 7/1/15 (FGIC Insured)	6,250	7,249
6.00%, 7/1/16 (Prerefunded 7/1/10†) (FSA Insured)	1,230	1,388
6.00%, 7/1/19 (Prerefunded 7/1/10†) (FSA Insured)	650	734
6.00%, 7/1/20 (Prerefunded 7/1/10†) (FSA Insured)	990	1,117
6.00%, 7/1/21 (Prerefunded 7/1/10†) (FSA Insured)	1,650	1,862
Baltimore City Port Fac. PCR
DuPont de Nemours
6.50%, 12/1/10	1,000	1,061
6.50%, 10/1/11	10,900	11,580
Baltimore County, GO
4.50%, 8/1/21	1,000	1,044
5.125%, 8/1/12	1,000	1,067
Pension
5.125%, 8/1/14	4,300	4,581
5.125%, 8/1/15	4,195	4,473
Baltimore County Economic Dev., Maryvale Preparatory School
6.50%, 5/1/11	600	627
Baltimore County Mortgage, North Brooke Apartments
Multi-Family Housing, 6.35%, 1/20/21 (GNMA Guaranteed)	3,000	3,064
Calvert County PCR, Baltimore Gas & Electric, 5.55%, 7/15/14	5,650	5,763
Carroll County, GO
5.625%, 10/1/20	1,900	2,018
Commissioners Public Improvement
5.50%, 12/1/16 (Prerefunded 12/1/09†)	1,130	1,248
5.50%, 12/1/18 (Prerefunded 12/1/09†)	1,000	1,104
5.50%, 12/1/19 (Prerefunded 12/1/09†)	1,000	1,105
Consolidated Public Improvement, 5.00%, 11/1/08	1,465	1,553
Charles County, New Forest Apartments, Multi-Family Housing
6.10%, 11/1/28 (FHA Guaranteed)	5,000	5,178
Damascus Gardens Dev. Corp., 7.375%, 8/15/17
(Escrowed to Maturity)	2,990	3,648
Frederick County, GO
5.00%, 12/1/09	1,000	1,076
5.00%, 12/1/10	2,855	3,108
5.00%, 8/1/17	11,730	13,017
5.25%, 7/1/13	2,080	2,320
5.25%, 7/1/16	2,000	2,270
Public Fac.
5.00%, 12/1/12 (Prerefunded 12/1/10†)	2,895	3,179
5.00%, 12/1/13 (Prerefunded 12/1/10†)	1,000	1,098
5.25%, 7/1/13 (Prerefunded 7/1/09†)	1,000	1,088
5.25%, 7/1/15 (Prerefunded 7/1/09†)	925	1,007
5.25%, 12/1/20 (Prerefunded 12/1/10†)	1,990	2,209
5.75%, 7/1/19 (Prerefunded 7/1/09†)	6,430	7,113
Frederick County, Urbana Community Dev. Auth., 5.95%, 7/1/30	2,900	3,056
Gaithersburg Hosp. Fac., 6.50%, 9/1/12
(Escrowed to Maturity) (FSA Insured)	5,000	5,708
Harford County, GO
5.00%, 12/1/15	540	573
5.00%, 7/15/16	2,200	2,442
5.00%, 7/15/17	2,200	2,433
5.00%, 7/15/18	2,200	2,423
5.00%, 7/15/19	2,115	2,324
5.00%, 7/15/20	2,100	2,302
5.00%, 7/15/21	2,100	2,295
5.00%, 7/15/22	2,100	2,288
5.00%, 7/15/23	1,370	1,489
5.00%, 7/15/24	1,000	1,085
5.00%, 7/15/25	1,000	1,083
Harford County Economic Dev., Battelle Memorial Institute
5.25%, 4/1/34	8,125	8,626
Howard County, GO
COP, 8.15%, 2/15/20	455	644
TECP, 2.45%, 9/9/05	2,000	2,000
Consolidated Public Improvement, 5.00%, 8/15/17	250	274
Howard County, Sherwood Crossing Apartments
VRDN (Currently 2.50%)	1,500	1,500
Hyattsville
Univ. Town Center
5.00%, 7/1/17	1,676	1,755
5.60%, 7/1/24	1,750	1,826
5.75%, 7/1/34	3,550	3,701
Maryland, GO
5.50%, 3/1/10	10,000	11,010
State & Local Fac.
5.00%, 10/15/07 (Prerefunded 10/15/06†)	1,000	1,024
5.00%, 8/1/12	500	553
5.00%, 8/1/17	1,230	1,355
5.25%, 3/1/06	4,330	4,383
5.25%, 7/15/12 (Prerefunded 7/15/08†)	290	311
5.25%, 7/15/13 (Prerefunded 7/15/08†)	10,000	10,723
5.25%, 7/15/13 (Prerefunded 7/15/09†)	8,900	9,697
5.25%, 7/15/14 (Prerefunded 7/15/09†)	10,045	10,945
5.50%, 3/1/08	1,000	1,062
5.75%, 8/1/15 (Prerefunded 8/1/10†) ++	20,590	23,244
Maryland CDA
Multi-Family Housing
5.70%, 7/1/17 #	2,875	2,984
5.85%, 7/1/27 #	7,000	7,272
5.875%, 7/1/16	2,470	2,554
6.20%, 7/1/23 #	3,885	4,101
Single Family Housing
4.80%, 4/1/13	1,525	1,585
4.95%, 4/1/07	905	929
5.00%, 4/1/17	1,055	1,090
5.00%, 9/1/29 #	4,955	5,138
5.25%, 9/1/19 #	545	563
5.40%, 4/1/11	1,000	1,012
5.50%, 9/1/22 #	4,230	4,428
5.60%, 9/1/28 #	3,000	3,134
5.80%, 9/1/32 #	2,220	2,263
5.875%, 9/1/25 #	2,100	2,166
Maryland DOT
5.00%, 12/15/06	2,020	2,075
5.00%, 12/15/11	500	549
5.50%, 2/1/17	75	88
Maryland Economic Dev. Corp.
Anne Arundel County Golf Course, 8.25%, 6/1/28
(Prerefunded 6/1/11†)	4,050	4,906
Associated Jewish Charities, 5.67%, 7/15/29
(Prerefunded 7/15/09†)	16,645	18,344
Aviation Administration
5.375%, 6/1/20 (FSA Insured) #	5,040	5,497
5.375%, 6/1/21 (FSA Insured) #	5,000	5,439
5.375%, 6/1/22 (FSA Insured) #	5,000	5,426
5.50%, 6/1/13 (FSA Insured) #	1,150	1,285
Chesapeake Bay Hyatt
7.625%, 12/1/22	2,000	2,132
7.73%, 12/1/27	2,000	2,139
Morgan State Univ. Student Housing
6.00%, 7/1/22	2,250	2,441
6.00%, 7/1/34	9,580	10,306
U.S. Pharmacopeial, VRDN (Currently 2.33%) (AMBAC Insured)	2,200	2,200
Univ. Village at Sheppard Pratt, 6.00%, 7/1/33 (ACA Insured)	4,000	4,350
Waste Management, 2.30%, 4/1/16 (Tender 4/1/06) #	5,700	5,655
Maryland Energy Fin. Administration
Baltimore Wastewater
6.30%, 12/1/10 #	6,145	6,450
6.45%, 12/1/16 #	2,600	2,718
Maryland HHEFA
Adventist Healthcare
5.75%, 1/1/15	700	779
5.75%, 1/1/25	4,350	4,709
Board of Child Care
5.375%, 7/1/32	1,475	1,556
5.625%, 7/1/20	1,000	1,089
5.625%, 7/1/22	500	542
Bradford Oaks Nursing & Rehabilitation Center
6.375%, 1/1/19	1,500	1,536
6.375%, 1/1/27	2,740	2,800
Calvert Memorial Hosp.
5.50%, 7/1/36	7,800	8,392
5.50%, 7/1/39	1,200	1,290
Carroll Hosp. Center
5.80%, 7/1/32	5,055	5,385
6.00%, 7/1/16	670	743
6.00%, 7/1/17	300	331
6.00%, 7/1/21	1,100	1,204
6.00%, 7/1/26	4,740	5,136
6.00%, 7/1/37	14,750	15,904
Catholic Health
6.00%, 12/1/20	835	926
6.00%, 12/1/20 (Escrowed to Maturity)	2,565	2,878
6.00%, 12/1/24 (Escrowed to Maturity)	1,000	1,122
Civista Medical Center, 5.00%, 7/1/37 (RAA Insured)	4,670	4,813
Collington Episcopal Lifecare
6.75%, 4/1/20	990	903
6.75%, 4/1/23	5,800	5,291
Doctor's Community Hosp.
5.50%, 7/1/24	9,965	9,972
5.75%, 7/1/13	3,340	3,344
Frederick Memorial Hosp.
5.00%, 7/1/23 (FGIC Insured)	4,000	4,005
5.125%, 7/1/35	3,940	4,086
5.25%, 7/1/13 (FGIC Insured)	1,000	1,099
General German Aged People's Home, 6.00%, 1/1/10	455	458
Good Samaritan Hosp.
5.60%, 7/1/06 (Escrowed to Maturity)	1,545	1,581
5.60%, 7/1/07 (Escrowed to Maturity)	1,875	1,965
5.75%, 7/1/13 (Escrowed to Maturity) (AMBAC Insured)	4,000	4,515
Goucher College
5.00%, 7/1/16	540	582
5.125%, 7/1/34	6,200	6,475
5.375%, 7/1/25	750	805
Helix Health
5.00%, 7/1/27 (Escrowed to Maturity) (AMBAC Insured)	8,050	8,941
5.125%, 7/1/09 (Escrowed to Maturity) (AMBAC Insured)	1,000	1,075
5.125%, 7/1/10 (Escrowed to Maturity) (AMBAC Insured)	2,485	2,708
Howard County General, 5.50%, 7/1/21 (Escrowed to Maturity)	5,000	5,249
Johns Hopkins Hosp.
Zero Coupon, 7/1/19	9,460	4,988
5.00%, 8/1/06	2,000	2,037
5.50%, 5/15/38	10,590	11,592
6.625%, 7/1/08 (Escrowed to Maturity)	825	875
TECP, 2.65%, 10/18/05	2,000	2,000
TECP, 2.78%, 12/8/05	2,000	2,000
Johns Hopkins Hosp. Medical Institute Parking Fac.
5.00%, 7/1/38 (AMBAC Insured)	5,900	6,261
5.30%, 7/1/08 (AMBAC Insured)	230	239
5.375%, 7/1/20 (AMBAC Insured)	5,550	5,762
5.50%, 7/1/26 (AMBAC Insured)	3,220	3,343
Johns Hopkins Univ.
5.00%, 7/1/13	1,000	1,082
5.00%, 7/1/33	2,855	3,028
5.00%, 5/15/35	9,200	9,796
5.00%, 7/1/38	11,420	12,045
5.00%, 7/1/41	585	606
5.125%, 7/1/20	6,660	7,081
5.25%, 7/1/15	1,500	1,615
5.25%, 7/1/16	9,615	10,353
5.25%, 7/1/17	3,100	3,337
6.00%, 7/1/07	1,065	1,123
6.00%, 7/1/39 (Prerefunded 7/1/09†)	19,150	21,356
Kaiser Permanente, 5.375%, 7/1/15	2,365	2,521
Kennedy Krieger Institute, 5.50%, 7/1/33	6,000	6,279
Lifebridge Health, 5.25%, 7/1/20	625	674
Loyola College, 5.375%, 10/1/26 (MBIA Insured)	6,570	6,844
Maryland Institute College of Art
5.50%, 6/1/32	5,550	5,843
5.625%, 6/1/36	3,570	3,782
Medlantic Health, 5.25%, 8/15/12 (FSA Insured)	500	535
Medstar Health, 5.375%, 8/15/24	2,500	2,670
Mercy Medical Center
5.625%, 7/1/31	22,185	23,232
5.75%, 7/1/26 (FSA Insured)	1,500	1,559
6.50%, 7/1/13 (FSA Insured)	2,155	2,494
Mercy Ridge Retirement Community
5.00%, 4/1/08	3,700	3,757
6.00%, 4/1/28	1,675	1,785
6.00%, 4/1/35	3,660	3,881
Sheppard & Enoch Pratt Foundation
Muni Auction Rate (Currently 2.63%) (RAA Insured)	5,430	5,430
5.25%, 7/1/35	10,000	10,460
Suburban Hosp., 5.00%, 7/1/07	2,400	2,477
Union Hosp. of Cecil County
5.00%, 7/1/35	2,775	2,862
5.00%, 7/1/40	6,850	7,056
Univ. of Maryland Medical System
5.00%, 7/1/12	500	530
5.25%, 7/1/34	2,055	2,134
6.00%, 7/1/22	3,000	3,329
6.00%, 7/1/32	7,960	8,763
6.50%, 7/1/26	1,700	1,893
6.50%, 7/1/31	4,420	4,917
6.625%, 7/1/20	6,165	6,895
6.75%, 7/1/30	15,535	17,443
7.00%, 7/1/22 (FGIC Insured)	2,090	2,803
Upper Chesapeake Health
5.125%, 1/1/38 (FSA Insured)	2,000	2,089
5.375%, 1/1/28 (FSA Insured)	2,250	2,371
Maryland Ind. Dev. Fin. Auth.
Bon Secours Health System, 5.929%, 8/26/22 (FSA Insured)	15,000	18,127
National Aquarium in Baltimore, 5.50%, 11/1/17	1,430	1,578
Our Lady of Good Counsel
5.50%, 5/1/20	1,060	1,083
6.00%, 5/1/35	2,000	2,078
Trinity Health Corp.
Muni Auction Rate (Currently 2.55%)	3,000	3,000
5.60%, 12/1/09	2,780	3,019
Maryland National Capital Park & Planning Commission, GO
Prince Georges County, 5.125%, 7/1/12	810	818
Maryland Stadium Auth.
5.875%, 12/15/11 (AMBAC Insured)	2,025	2,071
Ocean City Convention Center, 5.20%, 12/15/09 (MBIA Insured)	500	508
Maryland Transportation Auth.
5.25%, 3/1/21 (AMBAC Insured)	4,735	5,201
6.80%, 7/1/16 (Escrowed to Maturity)	19,715	23,125
Baltimore-Washington Int'l Airport
5.25%, 3/1/11 (AMBAC Insured) #	6,475	7,017
5.25%, 3/1/13 (AMBAC Insured) #	7,180	7,834
5.25%, 3/1/14 (AMBAC Insured) #	6,375	6,923
5.25%, 3/1/20 (AMBAC Insured)	4,500	4,944
5.25%, 3/1/27 (AMBAC Insured) #	10,000	10,680
5.50%, 3/1/16 (AMBAC Insured) #	8,540	9,374
5.50%, 3/1/19 (AMBAC Insured) #	8,170	8,946
Capital Appreciation
Zero Coupon, 7/1/07 (FGIC Insured)	8,500	8,049
Zero Coupon, 7/1/08 (FGIC Insured)	2,000	1,830
Zero Coupon, 7/1/09 (FGIC Insured)	10,410	9,186
Maryland Water Quality Fin. Admin.
Zero Coupon, 9/1/07	1,125	1,060
6.00%, 9/1/15	2,600	2,600
Montgomery County, GO
5.00%, 7/1/09	1,000	1,071
5.00%, 2/1/19 (Prerefunded 2/1/11†)	5,000	5,498
5.00%, 2/1/21 (Prerefunded 2/1/12†)	1,185	1,310
5.25%, 10/1/19	5,710	6,306
Consolidated Public Improvement
5.00%, 2/1/18 (Prerefunded 2/1/12†)	1,000	1,105
5.00%, 2/1/22 (Prerefunded 2/1/12†)	1,000	1,105
5.25%, 4/1/09 (Prerefunded 4/1/06†)	1,000	1,034
5.375%, 5/1/09 (Prerefunded 5/1/07†)	2,850	3,020
5.375%, 5/1/10 (Prerefunded 5/1/07†)	2,700	2,862
5.375%, 5/1/16 (Prerefunded 5/1/07†)	4,000	4,239
5.50%, 1/1/14 (Prerefunded 1/1/10†)	5,795	6,415
5.50%, 4/1/14 (Prerefunded 4/1/06†)	2,500	2,589
6.00%, 1/1/20 (Prerefunded 1/1/10†)	6,500	7,327
Montgomery County Economic Dev.
Trinity Health Corp.
5.25%, 12/1/31	2,275	2,377
5.50%, 12/1/16	3,450	3,759
Montgomery County Housing Opportunities Commission
Metropolitan Project, 6.25%, 7/1/25	5,500	5,617
Multi-Family Housing, 6.10%, 7/1/30	4,620	4,864
Montgomery County PCR, Potomac Electric Power
5.375%, 2/15/24	4,110	4,135
Montgomery County Revenue Auth., 6.125%, 10/1/22
(Prerefunded 10/1/06†)	2,260	2,382
Morgan State Univ., 6.05%, 7/1/15 (MBIA Insured)	1,100	1,284
Northeast Maryland Waste Disposal Auth.
Montgomery County Resource Recovery Fac.
5.50%, 4/1/12 (AMBAC Insured) #	3,000	3,308
5.50%, 4/1/15 (AMBAC Insured) #	5,000	5,496
5.50%, 4/1/16 (AMBAC Insured) #	16,000	17,578
6.00%, 7/1/06 #	1,115	1,136
6.00%, 7/1/07 #	1,050	1,091
6.00%, 7/1/08 #	10,000	10,569
Northeast Maryland Waste Disposal Auth. IDRB
Waste Management
4.75%, 1/1/12 #	1,620	1,652
5.00%, 1/1/12 #	6,545	6,737
Prince Georges County, GO
Consolidated Public Improvement
5.125%, 10/1/10	1,050	1,146
5.25%, 4/15/13 (Prerefunded 4/15/08†) (MBIA Insured)	1,000	1,067
5.25%, 10/1/16	150	165
5.25%, 10/1/16 (Prerefunded 10/1/10†)	1,850	2,050
5.25%, 12/1/17 (Prerefunded 12/1/11†) (FGIC Insured)	1,000	1,121
5.25%, 12/1/18 (FGIC Insured)	790	878
5.25%, 12/1/19 (FGIC Insured)	2,720	3,021
5.50%, 5/15/11 (FSA Insured)	500	558
Prince Georges County Hosp., Dimensions Health Corp.
5.375%, 7/1/14	2,685	2,421
Prince Georges County Housing Auth.
Single Family Housing
6.15%, 8/1/19 #	45	47
6.20%, 2/1/32 #	50	53
Prince Georges County PCR
Potomac Electric Power
5.75%, 3/15/10	8,150	9,002
6.375%, 1/15/23	7,175	7,315
Queen Annes County, GO
Public Fac.
5.00%, 11/15/16 (MBIA Insured)	1,865	2,076
5.00%, 11/15/17 (MBIA Insured)	1,810	2,007
5.00%, 11/15/19 (MBIA Insured)	1,220	1,344
School & Public Fac., 5.25%, 1/15/15 (Prerefunded 1/15/10†)
(FGIC Insured)	2,040	2,237
St. Mary's County, GO
5.50%, 10/1/13 (Prerefunded 10/1/09†)	1,680	1,850
6.00%, 10/1/15 (Prerefunded 10/1/09†)	1,875	2,101
6.00%, 10/1/16 (Prerefunded 10/1/09†)	1,980	2,219
6.00%, 10/1/17 (Prerefunded 10/1/09†)	1,095	1,227
6.00%, 10/1/18 (Prerefunded 10/1/09†)	2,115	2,370
6.00%, 10/1/19 (Prerefunded 10/1/09†)	2,345	2,627
St. Mary's County Hosp., 5.00%, 10/1/19	1,055	1,151
Univ. of Maryland
Auxiliary Fac. & Tuition
5.00%, 4/1/09	4,220	4,500
5.00%, 4/1/19	8,190	8,931
5.00%, 4/1/20	5,330	5,688
5.00%, 4/1/21 (MBIA Insured)	13,620	14,758
5.125%, 4/1/21	3,850	4,159
5.25%, 10/1/12 (Prerefunded 4/1/10†)	3,005	3,279
5.25%, 10/1/13 (Prerefunded 4/1/10†)	4,770	5,205
5.375%, 10/1/16 (Prerefunded 4/1/10†)	3,960	4,342
5.75%, 4/1/17 (Prerefunded 4/1/06†)	4,400	4,519
5.75%, 10/1/20 (Prerefunded 4/1/10†)	6,555	7,292
Washington County, GO, Public Improvement, 5.00%, 1/1/23
(FSA Insured)	200	217
Washington Suburban Sanitary Dist., GO
4.70%, 6/1/18	1,000	1,048
5.00%, 6/1/16	2,315	2,581
5.00%, 6/1/18	8,135	9,015
5.00%, 6/1/21	5,630	6,195
5.00%, 6/1/25	520	567
5.25%, 6/1/18 (Prerefunded 6/1/10†)	1,060	1,161
5.25%, 6/1/19 (Prerefunded 6/1/10†)	1,120	1,226
Westminster, Carroll Luthern Village, 6.25%, 5/1/34	4,000	4,272
Worcester County, GO
Consolidated Public Improvement
5.00%, 3/1/12	2,475	2,726
5.00%, 3/1/13	2,290	2,540
5.00%, 3/1/14	2,880	3,214
5.00%, 3/1/15	1,180	1,318
5.40%, 8/1/10	370	382
5.40%, 8/1/10 (Prerefunded 8/1/06†)	630	651
Total Maryland (Cost $1,198,849)		1,282,043

DISTRICT OF COLUMBIA 0.6%
Washington D.C. Metropolitan Area Transit Auth., 5.00%, 7/1/12
(MBIA Insured)	7,000	7,718
Total District of Columbia (Cost $7,621)		7,718

PUERTO RICO 5.0%
Children's Trust Fund, Tobacco Settlement, 6.00%, 7/1/26
(Prerefunded 7/1/10†)	2,500	2,813
Puerto Rico Commonwealth, GO
5.50%, 7/1/14 (FGIC Insured)	4,000	4,616
Public Improvement, 6.25%, 7/1/12 (MBIA Insured)	1,750	2,061
Puerto Rico Commonwealth, 5.375%, 7/1/21
(Prerefunded 7/1/07†) (MBIA Insured)	3,000	3,177
Puerto Rico Electric Power Auth.
4.75%, 7/1/21 (FSA Insured)	1,000	1,041
5.00%, 7/1/21 (FGIC Insured)	5,000	5,497
5.00%, 7/1/22 (FGIC Insured)	5,000	5,479
Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/19 (FGIC Insured)	1,615	1,771
5.50%, 7/1/15 (FSA Insured)	5,000	5,808
5.50%, 7/1/18	2,000	2,068
5.875%, 7/1/21 (MBIA Insured)	3,020	3,377
Puerto Rico Housing Fin. Auth., 5.00%, 12/1/20	4,235	4,536
Puerto Rico Infrastructure Fin. Auth.
5.375%, 10/1/24 (Escrowed to Maturity)	5,000	5,519
5.50%, 10/1/20 (Escrowed to Maturity)	1,000	1,115
5.50%, 7/1/24 (AMBAC Insured)	8,985	10,823
Excise Tax
Zero Coupon, 7/1/30 (FGIC Insured)	915	303
Zero Coupon, 7/1/31 (FGIC Insured)	4,800	1,508
Puerto Rico Municipal Fin. Agency, GO
5.50%, 8/1/07 (FSA Insured)	2,000	2,097
6.00%, 7/1/12 (FSA Insured)	5,000	5,819
Total Puerto Rico (Cost $64,513)		69,428

U. S. VIRGIN ISLANDS 0.2%

Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	2,000	2,177
6.125%, 7/1/22 #	1,000	1,105
Total U. S. Virgin Islands (Cost $3,000)		3,282

INTEREST RATE SWAP AGREEMENTS 0.0%
J.P. Morgan Chase, Pay 3.575% Fixed
Receive 3 month LIBOR (Currently 2.485%) 10/12/15 *	5,000	(46)
Total Interest Rate Swap Agreements (Premium Paid $0)		(46)

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(11)
Total Futures Contracts		(11)

Total Investments in Securities
98.8% of Net Assets (Cost $1,273,983)		$1,362,414

(1)	Denominated in U.S. dollars unless other-	FGIC	Financial Guaranty Insurance Company
	wise noted	FHA	Federal Housing Authority
#	Interest subject to alternative minimum tax	FSA	Financial Security Assurance Inc.
*	Non-income producing	GNMA	Government National Mortgage Association
++	All or a portion of this security is pledged	GO	General Obligation
	to cover margin requirements on futures	HHEFA	Health & Higher Educational Facility Authority
	contracts at August 31, 2005.	IDRB	Industrial Development Revenue Bond
†	Used in determining portfolio maturity	MBIA	MBIA Insurance Corp.
ACA	American Capital Access Financial Guaranty	PCR	Pollution Control Revenue
	Corp.	PFA	Public Finance Authority
AMBAC	AMBAC Assurance Corp.	RAA	Radian Asset Assurance Inc.
CDA	Community Development Administration	TECP	Tax-Exempt Commercial Paper
COP	Certificates of Participation	VRDN	Variable-Rate Demand Note; rate shown is
DOT	Department of Transportation		effective rate at period-end

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 35 U.S. Treasury ten year notes
contracts, $175 par of 5.75% Maryland State
& Local Fac. Bonds pledged as initial margin	12/05	$(3,923)	$(1)
Net payments (receipts) of variation
margin to date			(10)
Variation margin receivable (payable)
on open futures contracts			$(11)

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $1,273,983)	$1,362,414
Interest receivable	16,723
Receivable for investment securities sold	1,118
Receivable for shares sold	459
Other assets	554

Total assets	1,381,268

Liabilities
Investment management fees payable	465
Payable for investment securities purchased	6
Payable for shares redeemed	320
Due to affiliates	39
Other liabilities	1,660

Total liabilities	2,490

NET ASSETS	$1,378,778

Net Assets Consist of:
Undistributed net investment income (loss)	$1,709
Undistributed net realized gain (loss)	(3,626)
Net unrealized gain (loss)	88,441
Paid-in-capital applicable to 127,458,556 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	1,292,254

NET ASSETS	$1,378,778

NET ASSET VALUE PER SHARE	$10.82

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest Income	$31,941

Expenses
Investment management	2,714
Shareholder servicing	280
Custody and accounting	96
Prospectus and shareholder reports	30
Legal and audit	10
Proxy and annual meeting	5
Trustees	4
Registration	3
Miscellaneous	6

Total expenses	3,148
Expenses paid indirectly	(3)

Net expenses	3,145

Net investment income (loss)	28,796

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	333
Futures	(200)

Net realized gain (loss)	133

Change in net unrealized gain (loss)
Securities	5,876
Futures	(70)

Change in net unrealized gain (loss)	5,806

Net realized and unrealized gain (loss)	5,939

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$34,735

The accompanying notes are an integral part of these financial statements.

Unaudited
STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,796	$56,006
Net realized gain (loss)	133	(2,425)
Change in net unrealized gain (loss)	5,806	(29,787)

Increase (decrease) in net assets from operations	34,735	23,794

Distributions to shareholders
Net investment income	(28,652)	(55,743)
Net realized gain	–	(2,411)

Decrease in net assets from distributions	(28,652)	(58,154)

Capital share transactions *
Shares sold	90,038	176,188
Shares issued in connection with fund acquisition	43,218	–
Distributions reinvested	19,615	40,169
Shares redeemed	(73,606)	(217,304)

Increase (decrease) in net assets from capital
share transactions	79,265	(947)

Net Assets
Increase (decrease) during period	85,348	(35,307)
Beginning of period	1,293,430	1,328,737

End of period	$1,378,778	$1,293,430

(Including undistributed net investment income of
$1,709 at 8/31/05 and $1,565 at 2/28/05)

*Share information
Shares sold	8,366	16,350
Shares issued in connection with fund acquisition	4,013	–
Distributions reinvested	1,820	3,737
Shares redeemed	(6,843)	(20,265)

Increase (decrease) in shares outstanding	7,356	(178)

The accompanying notes are an integral part of these financial statements.

Unaudited	August 31, 2005

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1987. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swap agreements are accrued daily and recorded as realized gain or loss on securities in the accompanying financial statements. Fluctuations in the fair value of swap agreements are recorded in the change in net unrealized gain or loss on securities in the accompanying financial statements and are reclassified to realized gain or loss on securities upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Swap Agreements During the six months ended August 31, 2005, the fund was a party to interest rate swap agreements under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $172,929,000 and $129,464,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $1,551,000 of unused capital loss carryforwards that expire in fiscal 2013.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,272,333,000. Net unrealized gain aggregated $90,091,000 at period-end, of which $96,080,000 related to appreciated investments and $5,989,000 related to depreciated investments.

NOTE 4 - ACQUISITION

On August 19, 2005, the T. Rowe Price Maryland Tax-Free Bond Fund acquired substantially all of the assets of the Riggs National Bank—Maryland Tax-Exempt Common Fund, pursuant to an agreement dated August 2, 2005. The acquisition was accomplished by a tax-free exchange of 4,012,805 shares of the T. Rowe Price Maryland Tax-Free Bond Fund, having a value of $43,218,000 for the 3,850,853 shares of the Riggs National Bank—Maryland Tax-Exempt Common Fund outstanding on August 19, 2005. The Riggs National Bank—Maryland Tax-Exempt Common Fund’s net assets at that date, which included no net realized gain, no undistributed net investment income, and $1,728,000 of unrealized appreciation, were combined with those of the T. Rowe Price Maryland Tax-Free Bond Fund. Immediately after the merger, the net assets of the T. Rowe Price Maryland Tax-Free Bond Fund totaled $1,369,765,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $42,000 for Price Associates and $196,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005